Vanguard California Tax-Free Funds
Vanguard New Jersey Tax-Free Funds
Vanguard New York Tax-Free Funds
Vanguard Ohio Tax-Free Funds
Vanguard Pennsylvania Tax-Free Funds

Supplement to the Statement of Additional Information Dated March 29, 2016

Fund Name Changes

The boards of trustees of Vanguard California Tax-Free Funds, Vanguard New Jersey Tax-Free Funds, Vanguard New York
Tax-Free Funds, Vanguard Ohio Tax-Free Funds, and Vanguard Pennsylvania Tax-Free Funds have approved the renaming of the following Funds. These name changes are expected to occur in the first quarter of 2017. The investment objective and limitations of each Fund will remain the same, including the 20% limitation on investments in securities that are subject to the alternative minimum tax.

Fund	New Fund Name
Vanguard California Tax-Exempt Money Market Fund	Vanguard California Municipal Money Market Fund
Vanguard New Jersey Tax-Exempt Money Market Fund	Vanguard New Jersey Municipal Money Market Fund
Vanguard New York Tax-Exempt Money Market Fund	Vanguard New York Municipal Money Market Fund
Vanguard Ohio Tax-Exempt Money Market Fund	Vanguard Ohio Municipal Money Market Fund
Vanguard Pennsylvania Tax-Exempt Money Market Fund	Vanguard Pennsylvania Municipal Money Market Fund

The following changes are effective on October 14, 2016, as a result of rules adopted by the Securities and Exchange Commission (SEC) in July 2014 and September 2015.

Statement of Additional Information Text Changes

In the Investment Strategies, Risks, and Nonfundamental Policies section, the following replaces similar text on page B-11:

Money Market Fund Reform. The money market fund reforms adopted by the SEC in July 2014 are in effect as of October 14, 2016. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. The reforms impose new liquidity-related requirements on money market funds (including the potential implementation of liquidity fees and redemption gates). Other changes required by the reforms relate to diversification, disclosure, and stress testing requirements. The imposition and termination of a liquidity fee or redemption gate and/or the provision of financial support by an affiliated person of a money market fund will be reported by a money market fund to the SEC on Form N-CR. A money market fund’s designation as institutional, retail, or government determines whether the fund is required to have a floating net asset value (NAV) or is permitted to have a stable NAV. These changes may have significant adverse effects upon a money market fund’s investment strategy, fees and expenses, portfolio (including the liquidity of investments), and return potential.

In the Investment Strategies, Risks, and Nonfundamental Policies section, the following text is added before “Tax-Matters—Tax Considerations for Non-U.S. Investors” on page B-18:

Tax Matters—Sale or Exchange of Money Market Fund Shares by Investors. Following the October 14, 2016, final compliance date of the money market fund reforms adopted by the SEC, Vanguard California Tax-Exempt Money Market Fund, Vanguard New Jersey Tax-Exempt Money Market Fund, Vanguard New York Tax-Exempt Money Market Fund, Vanguard Ohio Tax-Exempt Money Market Fund, and Vanguard Pennsylvania Tax-Exempt Money Market Fund will continue to seek to maintain a stable NAV of $1 per share; however, there can be no guarantee that each Fund will do so. Accordingly, in general, shareholders are not expected to incur taxable gains or losses on the sale or exchange of their shares. However, in the event a Fund’s NAV goes above or below $1, and a shareholder sells or exchanges shares at that price, the shareholder may recognize gain or loss on the sale or exchange of shares. Also, if a Fund determines to impose a liquidity fee on redemptions of its shares, a shareholder will generally recognize a loss on the sale or exchange of shares equal to the amount of that fee. Assuming a shareholder holds the shares as a capital asset, any gain or loss recognized on a sale or exchange of shares will be treated as capital in nature.

Unless a shareholder chooses to adopt the simplified “NAV method” of accounting (described below), any capital gain or loss generally will be treated as short-term if the shareholder held Fund shares for one year or less or long-term if the shareholder held Fund shares longer. Any loss realized on the sale or exchange of Fund shares that a shareholder held for six months or less may be disallowed to the extent of any distributions treated as “exempt-interest dividends” with respect to those shares. Further, if a shareholder sells or exchanges shares at a loss, the loss will generally be disallowed under the “wash sale” rule of the IRC where other substantially identical shares are purchased (including by dividend reinvestment) within 30 days before or after the sale or exchange.

If the shareholder elects to adopt the NAV method of accounting, rather than compute any gain or loss on every taxable sale or exchange of Fund shares, the shareholder would determine the gain or loss based on the change in the aggregate value of Fund shares during a computation period (e.g., the shareholder’s taxable year or certain shorter periods), reduced by the net investment (purchases minus taxable sales or exchanges) in those Fund shares during the period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss (including any loss arising from the shareholder’s payment of a liquidity fee on redemption of the shares) would be treated as short-term capital gain or loss. If a shareholder uses the NAV method, the wash sale rules will generally not apply to disallow a loss incurred for a computation period.

Shareholders are permitted to use different methods of accounting for shares of a single Fund that are held in different accounts or for shares of different money market funds held in the same account.

Please consult your tax advisor for more information concerning these rules.

In the Share Price section, the following replaces similar text on page B-29:

It is the policy of each Vanguard retail and government money market fund to attempt to maintain an NAV of $1 per share for sales and redemptions. The instruments held by a retail or government money market fund generally are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund’s NAV calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing an NAV per share by using available market quotations.

The use of amortized cost and the maintenance of a retail or government money market fund's NAV at $1 per share is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

Although the stable share price is not guaranteed, the NAV of Vanguard retail and government money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

In the Purchase and Redemption of Shares section under the heading “Redemption of Shares” on page B-30, the following replaces similar text:

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund. In addition, in accordance with Rule 2a-7 under the 1940 Act, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund's weekly liquid assets fall below established thresholds.

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SAI 75A 102016